Joint Arrangements	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
JOINT ARRANGEMENTS

21. JOINT ARRANGEMENTS
A) Joint Operations
Cenovus has a number of joint operations in the Upstream segments. At December 31, 2023, the Company also has a 50 percent interest in WRB in the U.S. Refining segment. Phillips 66 holds the remaining 50 percent interest and is the operator of the Wood River Refinery in Illinois and the Borger Refinery in Texas.
Prior to February 28, 2023, Cenovus held a 50 percent interest in Toledo, which was jointly controlled with bp. Prior to August 31, 2022, Cenovus held a 50 percent interest in SOSP, which was jointly controlled with bp Canada. Subsequent to these dates, both of these joint operations are fully controlled by Cenovus and have been consolidated, refer to Note 5 for more information on these transactions.
B) Joint Ventures
Husky-CNOOC Madura Ltd.
The Company holds a 40 percent interest in the jointly controlled entity HCML. The Company’s share of equity investment income (loss) related to the joint venture, distributions received and contributions paid are recorded in (income) loss from equity-accounted affiliates.
Summarized below is the financial information for HCML accounted for using the equity method.
Results of Operations

For the years ended December 31,	2023	2022
Revenue	615	383
Expenses	545	350
Net Earnings (Loss)	70	33
Balance Sheet

As at December 31,	2023	2022
Current Assets (1)	334	247
Non-Current Assets	1,751	1,926
Current Liabilities	140	160
Non-Current Liabilities	1,188	1,293
Net Assets	757	720
(1)Includes cash and cash equivalents of $111 million (December 31, 2022 – $64 million).
For the year ended December 31, 2023, the Company’s share of income from the equity-accounted affiliate was $57 million (2022 – $23 million). As at December 31, 2023, the carrying amount of the Company’s share of net assets was $344 million (December 31, 2022 – $365 million). These amounts do not equal the 40 percent joint control of the revenues, expenses and net assets of HCML due to differences in the values attributed to the investment and accounting policies between the joint venture and the Company.
For the year ended December 31, 2023, the Company received $93 million of distributions from HCML (2022 – $42 million) and paid $35 million in contributions (2022 – $54 million).
Husky Midstream Limited Partnership
The Company jointly owns and is the operator of HMLP. The Company holds a 35 percent interest in HMLP and applies the equity method of accounting. The Company’s share of equity investment income related to the joint venture, in excess of cumulated unrecognized losses, distributions received and contributions paid, is recorded in (income) loss from equity-accounted affiliates.

For the years ended December 31,	2023	2022
HMLP Net Earnings (Loss)	231	190
Cenovus's Share of HMLP Net Earnings (Loss) (1)	(1)	(23)
Cenovus's Share of HMLP Other Comprehensive Income (Loss) (1)	(2)	8
Distributions Received	56	23
Contributions Paid	62	31
(1)Cenovus does not receive 35 percent of HMLP's net earnings and OCI due to the nature of the profit sharing agreement.
The carrying value of the Company’s investment in HMLP as at December 31, 2023, was $nil (December 31, 2022 – $nil) due to losses in excess of the equity investment. Cenovus had unrecognized cumulative losses from earnings and OCI, net of tax, of $31 million as at December 31, 2023 (December 31, 2022 – $28 million).